Summary Prospectus and
Prospectus Supplement

April 18, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated April 18, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2019

Global Multi-Asset Income Portfolio

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to the Global Multi-Asset Income Portfolio (the "Fund"), a series of the Trust. Pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied, the remaining proceeds will be distributed to the Fund's shareholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 31, 2019. The Fund will suspend the offering of its shares to all investors at the close of business on or about May 29, 2019.

Please retain this supplement for future reference.

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